UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 6, 2007

UNIVERSAL COMPRESSION PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33078 (Commission File Number)	22-3935108 (IRS Employer Identification No.)

4444 Brittmoore Road
Houston, Texas		77041
(Address of principal executive offices)		(Zip Code)
(713) 335-7000
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 1.01. Entry into a Material Definitive Agreement.
     Amended and Restated Contribution, Conveyance and Assumption Agreement
     On July 6, 2007, Universal Compression Partners, L.P. (the “Partnership”) entered into an Amended and Restated Contribution, Conveyance and Assumption Agreement (the “Restated Contribution Agreement”) with Universal Compression, Inc. (“UCI”), UCO Compression 2005 LLC (“UCO 2005”), UCI Leasing LLC (formerly UCI Compressor Holding, L.P.) (“UCI Leasing”), UCO GP, LLC (“GP LLC”), UCI GP LP LLC, UCO General Partner, LP (“GP”), UCI MLP LP LLC (“MLP LP LLC”), UCLP Operating LLC (formerly UC Operating Partnership, L.P.) (“UCLP Operating”), and UCLP Leasing LLC (formerly UCLP Leasing, L.P.) (“UCLP Leasing”). The Restated Contribution Agreement amends and restates the Contribution, Conveyance and Assumption Agreement dated May 29, 2007 (the “Original Contribution Agreement”), which was previously reported on the Current Report on Form 8-K of the Partnership filed on May 29, 2007. The Restated Contribution Agreement provides for, among others, the following transactions (the “Transactions”):
     1. A series of sales, conveyances, contributions and distributions of specified compression equipment and related compression services customer contracts owned by UCI, UCO 2005 and UCI Leasing to various parties to the Restated Contribution Agreement and ultimately to UCLP Operating and UCLP Leasing;
     2. The Partnership’s issuance of 2,014,395 common units representing limited partner interests in the Partnership (“Common Units”) to MLP LP LLC;
     3. The Partnership’s issuance of 82,220 general partner units in the Partnership (“General Partner Units”) in consideration of the continuation of GP’s 2.0% general partner interest in the Partnership; and
     4. UCLP Operating’s assumption and retirement of $159.6 million of UCI’s debt.
     The foregoing summary is qualified in its entirety by reference to the Restated Contribution Agreement, a copy of which is filed as Exhibit 2.1 to this Form 8-K and is incorporated in this Item 1.01 by reference.
     First Amendment to Omnibus Agreement
     In connection with the closing of the Transactions, the Partnership entered into an amendment (the “First Amendment”) to its existing Omnibus Agreement with Universal Compression Holdings, Inc. (“UCH”), UCI, GP LLC, GP and UCLP Operating. The Omnibus Agreement, which was previously reported on the Current Report on Form 8-K of the Partnership filed on October 26, 2006 and the description of which is incorporated herein by reference, governs several relationships between UCH and the Partnership. The First Amendment, among other things, increases the cap on selling, general and administrative costs allocable from UCI to the Partnership based on such costs incurred by UCI on behalf of the Partnership from $2.5 million per quarter to $4.75 million per quarter and increases the cap on operating costs from $16.95 per horsepower per quarter to $18.00 per horsepower per quarter. These caps are scheduled to terminate on December 31, 2008, as previously agreed.
     The foregoing summary is qualified in is entirety by reference to the First Amendment, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated in this Item 1.01 by reference.
     Relationships
     Each of the parties to the Restated Contribution Agreement and First Amendment is a direct or indirect subsidiary of UCH. As a result, certain individuals, including officers and directors of UCH, UCI and GP LLC, serve as officers and/or directors of more than one of such entities. Also, UCH and UCI, through their indirect ownership of GP, the general partner of the Partnership, hold a 2% general partner interest and incentive distribution rights in the Partnership.

     Item 2.01. Completion of Acquisition or Disposition of Assets
     On July 9, 2007, the Partnership and the other parties to the Restated Contribution Agreement completed the Transactions described in Item 1.01 above. The descriptions of the Restated Contribution Agreement, including the Transactions, and of certain relationships involving the Partnership under Item 1.01 above are incorporated herein by reference.
     As of March 31, 2007, the acquired assets were comprised of approximately 715 compressor units, representing approximately 270,000 horsepower, or approximately 13% (by available horsepower) of UCH’s and the Partnership’s combined domestic contract compression business. These assets serve the compression-service needs of eight customers that became customers of the Partnership upon the closing of the transaction.
     The Conflicts Committee of the Board of Directors of GP LLC, acting pursuant to delegated authority under the Partnership’s First Amended and Restated Agreement of Limited Partnership, approved the terms of the Original Contribution Agreement and the Restated Contribution Agreement. The descriptions in Item 2.03 and 3.02 below of the Partnership’s and UCLP Operating’s financing of the Transactions are incorporated herein by reference.
     Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
     The description in Item 1.01 above of the Restated Contribution Agreement is incorporated herein by reference. On July 9, 2007, UCLP Operating assumed $159.6 million of UCI’s debt and paid the debt in full with a combination of (1) $90 million in borrowings from an increase in the aggregate revolving commitments under UCLP Operating’s senior secured credit agreement, which was previously reported on the Current Report on Form 8-K of the Partnership filed on June 25, 2007 and the description of which, including the description of the senior secured credit agreement, is incorporated herein by reference and (2) the net proceeds from the Partnership’s private placement of 2,014,395 Common Units, which is further described in Item 3.02 and incorporated herein by reference.
     Item 3.02. Unregistered Sales of Equity Securities.
     Issuance of Common Units and General Partner Units to MLP LP LLC and GP
     The description in Item 1.01 above of the Restated Contribution Agreement, including the Partnership’s issuance of Common Units to MLP LP LLC and issuance of General Partner Units to GP in connection with the consummation of the Transactions, is incorporated herein by reference. The foregoing issuances were completed on July 9, 2007 in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(2), each as a transaction by an issuer not involving a public offering.
     Private Placement of Common Units
     On July 9, 2007, the Partnership completed a sale of 2,014,395 Common Units in a private placement in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof as well as Regulation D thereunder. The private placement was consummated pursuant to a Common Unit Purchase Agreement, which was previously reported on the Current Report on Form 8-K of the Partnership filed on June 25, 2007 and the description of which is incorporated herein by reference. Lehman Brothers Inc. acted as placement agent in connection with the private placement and received a commission of $875,000 for its service in that capacity.
     Item 8.01. Other Events.
     On July 9, 2007, the Partnership announced the closing of the transactions described in Items 1.01, 2.03 and 3.02 above. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

     Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.
     The financial statements required by Item 9.01(a) will be filed by amendment no later than 71 calendar days after the date of this Form 8-K.
(b)	Pro Forma Financial Information.
     The financial statements required by Item 9.01(b) will be filed by amendment no later than 71 calendar days after the date of this Form 8-K.
(d)	Exhibits.

Exhibit
Number	Description
2.1	Amended and Restated Contribution Conveyance and Assumption Agreement, dated July 6, 2007, by and among Universal Compression Partners, L.P., Universal Compression, Inc., UCO Compression 2005 LLC, UCI Leasing LLC, UCO GP, LLC, UCI GP LP LLC, UCO General Partner, LP, UCI MLP LP LLC, UCLP Operating LLC and UCLP Leasing LLC.*

10.1	First Amendment to Omnibus Agreement, dated July 9, 2007, by and among Universal Compression Partners, L.P., Universal Compression Holdings, Inc., Universal Compression, Inc., UCO GP, LLC, UCO General Partner, L.P. and UCLP Operating LLC.

99.1	Press release of Universal Compression Partners, L.P. dated July 9, 2007.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Partnership undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL COMPRESSION PARTNERS, L.P. (Registrant)

By:	UCO General Partner, LP,
its general partner

By:	UCO GP, LLC,
its general partner

Date: July 11, 2007	By:	/s/ DANIEL K. SCHLANGER
Daniel K. Schlanger
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Amended and Restated Contribution Conveyance and Assumption Agreement, dated July 6, 2007, by and among Universal Compression Partners, L.P., Universal Compression, Inc., UCO Compression 2005 LLC, UCI Leasing LLC, UCO GP, LLC, UCI GP LP LLC, UCO General Partner, LP, UCI MLP LP LLC, UCLP Operating LLC and UCLP Leasing LLC.*

10.1	First Amendment to Omnibus Agreement, dated July 9, 2007, by and among Universal Compression Partners, L.P., Universal Compression Holdings, Inc., Universal Compression, Inc., UCO GP, LLC, UCO General Partner, L.P. and UCLP Operating LLC.

99.1	Press release of Universal Compression Partners, L.P. dated July 9, 2007.
_________________________
     * Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Partnership undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the U.S. Securities and Exchange Commission.